UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                November 1, 2004


                               MEDI-HUT CO., INC.
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               (Exact name of registrant as specified in charter)


            Nevada                        000-27119             22-2436721
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(State or other jurisdiction of          (Commission           (IRS Employer
        incorporation)                  File Number)        Identification No.)

215 Morris Avenue, Spring Lake, New Jersey                        07762
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(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (732) 919-2799


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

      Item 3.02 Unregistered Sales of Equity Securities
      -------------------------------------------------

      On February 1, 2003, Medi-Hut Co., Inc. ("Medi-Hut" or the "Company") issued a warrant ("Warrant I") to Century Capital Associates LLC ("Century Capital") to purchase 1,500,000 shares of Medi-Hut's common stock, par value $.001 per share ("Common Stock"). In addition, Medi-Hut issued on May 14, 2004 a second warrant ("Warrant II") to Century Capital to purchase 700,000 shares of Common Stock. Both warrants were issued to Century Capital in connection with consulting services provided by Century Capital to the Company pursuant to a consulting services agreement entered into by the Company and Medi-Hut as of February 1, 2003.

      On November 1, 2004, Century Capital purchased 421,876 of the shares of Common Stock that were available for purchase under Warrant I at $.02 per share for a total purchase price of $8,438. In addition, Century Capital purchased 200,000 shares of Common Stock available for purchase under Warrant II at $.04 per share for a total of $8,000. As a result of the partial exercise of both warrants, 310,938 shares of Common Stock were issued to David R. LaVance, a principal of Century Capital and the President and Chief Executive Officer of the Company, and 310,938 shares of Common Stock were issued to Thomas S. Gifford, a principal of Century Capital and the Executive Vice President, Chief Financial Officer and Secretary of the Company. The aggregate purchase price of $16,438 due to the Company for the 621,876 shares of Common Stock was offset by the Company against deferred consulting fees owed by the Company to Century Capital pursuant to its consulting services agreement with Century Capital. With regard to the issuance of the warrants and shares of Common Stock upon the partial exercise thereof, the Company relied on the exemption from registration for a private transaction not involving a public distribution provided by
Section 4(2) of the Securities Act of 1933, as amended.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    MEDI-HUT CO., INC.
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                                                       (Registrant)


                                       By:    /s/  David R. LaVance
                                           ------------------------------------
                                           David R. LaVance
                                           Chairman of the Board, President and
                                           Chief Executive Officer

Date:  September 30, 2005